SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549

                               FORM 8-K

                          CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 18, 2003

                          LNB Bancorp, Inc.
   (Exact name of the registrant as specified on its charter)

            Ohio                                  34-1406303
   (State or other jurisdiction of             (I.R.S. Employer
    incorporation or organization)             Identification No.)

     457 Broadway, Lorain, Ohio                   44052 - 1769
(Address of principal executive offices)             (Zip Code)

                        (440) 244 - 6000
     Registrant's telephone number, including area code

                         Not Applicable
    (Former name, former address and former fiscal year,
                if changed since last report)



















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ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(C)  Exhibits

     The following exhibits are filed herewith:

     EXHIBIT NO.     DESCRIPTION OF EXHIBIT

     99 Press Release of LNB Bancorp, Inc. announcing declaration of fourth quarter cash dividend


ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 18, 2003, LNB Bancorp, Inc. (the "Company") issued a press release announcing the declaration of fourth quarter cash dividend. That press release is attached as Exhibit No. 99 and is incorporated by reference.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      LNB BANCORP, INC.


Date: November 18, 2003               By:/s/Gregory D. Friedman
                                      -----------------------------
                                      Gregory D. Friedman, CPA
                                      Executive Vice President,
                                      Chief Financial Officer and
                                      Corporate Secretary











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EXHIBIT INDEX

    99 Press release of LNB Bancorp, Inc. announcing declaration of fourth quarter cash dividend